Note Loans (ASC 310-30 Loans Acquired at Acquisition Date) (Detail) - FDIC Assisted Partial Acquisition Of Doral Bank - ASC Subtopic 310-30 $ in Thousands	Feb. 27, 2015 USD ($)
Accounts, Notes, Loans and Financing Receivable
Contractually-required principal and interest	$ 560,833
Non-accretable difference	107,446
Cash flow expected to be collected	453,387
Accretable yield	113,977
Fair value of loans accounted under ASC Subtopic 310-30	$ 339,410